AMENDED AND RESTATED SECURITY AGREEMENT

     AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of March 30, 2001, between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation ("Finlay"), eFINLAY, INC., a Delaware corporation ("eFinlay" and, together with Finlay and such other Subsidiaries of Finlay which may from time to time become party hereto, the "Companies"), and SOVEREIGN BANK (successor to Fleet National Bank, f/k/a BankBoston, N.A., f/k/a The First National Bank of Boston, successor to Rhode Island Hospital Trust National Bank) ("Sovereign"), a national banking association (hereinafter, in such capacity, the "Agent") for itself and other banking institutions (hereinafter, collectively, the "Institutions") which are or may become parties to an Amended and Restated Gold Consignment Agreement of even date herewith (as amended, restated or modified and in effect from time to time, the "Consignment Agreement"), among the Companies, the Institutions and the Agent.

     WHEREAS, Finlay entered into a Gold Consignment Agreement dated as of June 15, 1995 (as amended or otherwise modified and in effect from time to time immediately prior to the date hereof, the "Original Consignment Agreement"), with Sovereign, pursuant to which Sovereign, subject to the terms and conditions contained therein, agreed to make Purchases and Consignments (as defined therein) to Finlay;

     WHEREAS, Finlay entered into a Security Agreement dated as of June 15, 1995 (as amended or otherwise modified and in effect from time to time immediately prior to the date hereof, the "Original Finlay Security Agreement") with Sovereign, pursuant to which Finlay provided collateral security to secure the due and prompt payment and performance of all of its Obligations (as defined in the Original Consignment Agreement);

     WHEREAS, eFinlay entered into the eFinlay Guaranty, dated as of September 29, 2000 (as amended or otherwise modified and in effect from time to time immediately prior to the date hereof, the "eFinlay Guaranty") with Sovereign, pursuant to which eFinlay guaranteed all of the Obligations (as defined in the Original Consignment Agreement);

     WHEREAS, eFinlay entered into the eFinlay Security Agreement dated as of September 29, 2000 (as amended or otherwise modified and in effect from time to time immediately prior to the date hereof, the "Original eFinlay Security Agreement") with Sovereign, pursuant to which eFinlay provided collateral security to secure the due and prompt payment and performance of the eFinlay Guaranty;

     WHEREAS, Finlay and eFinlay have entered into the Consignment Agreement, pursuant to which Finlay, eFinlay, the Agent and the Institutions have

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amended and restated the Original  Consignment  Agreement in its  entirety,  and pursuant to which the Agent, subject to the terms and conditions contained therein, agrees to make Purchases and Consignments (as defined therein) to Finlay and eFinlay on behalf the Institutions;

     WHEREAS, it is a condition precedent to the Agent's making any Purchases and Consignments to Finlay and eFinlay under the Consignment Agreement on behalf of the Institutions that Finlay and eFinlay amend and restate the Original Finlay Security Agreement and the Original eFinlay Security Agreement in order to confirm and continue the provision of collateral security to secure the due and prompt payment and performance of all of Finlay's and eFinlay's Obligations (as defined in the Consignment Agreement, the "Obligations"); and

     WHEREAS, each Company (including, without limitation, Finlay and eFinlay) wishes to grant security interests in favor of the Agent, for the benefit of the Institutions and the Agent, as herein provided;

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Consignment Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of
Massachusetts and used herein shall have the same definitions herein as specified therein.

     2. Grant of Security Interest.

          2.1. Collateral Granted. Subject to the terms and provisions of the Intercreditor Agreement, each Company hereby grants to the Agent, for the benefit of the Institutions and the Agent, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Agent, for the benefit of the Institutions and the Agent, the following properties, assets and rights of such Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

               All Specified Gold Jewelry, the Cash Collateral Account (as defined in the Cash Collateral Agreement), all sums from time to time in the Cash Collateral Account and all Time Deposits (as defined in the Cash Collateral Agreement).

          2.2. Delivery of Instruments, etc. Pursuant to the terms hereof and subject to the terms of the Intercreditor Agreement, each Company has endorsed, assigned and delivered to the Agent all negotiable or non-negotiable

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     instruments,  certificated  securities  and  chattel  paper  pledged  by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that any Company shall, after the date of this Agreement, acquire any other
     negotiable  or  non-negotiable  instruments,   certificated  securities  or
     chattel paper to be pledged by it hereunder, such Company shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

          2.3. Cash Collateral Agreement. Concurrently herewith each Company is also executing and delivering to the Agent the Cash Collateral Agreement pursuant to which each Company is granting a security interest in favor of and pledging to the Agent, for the benefit of the Institutions and the Agent, certain Collateral consisting of the Cash Collateral Account (as defined therein), all sums from time to time in the Cash Collateral Account and all Time Deposits (as defined therein). The provisions of the Cash Collateral Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Cash Collateral Agreement shall derogate from any of the rights or remedies of the Agent or any of the Institutions hereunder. Nor shall anything contained in the Cash Collateral Agreement be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

     3. Title to Collateral, etc. Subject to the provisions of ss.2.1(c) of the Consignment Agreement, the Companies are the owner of the Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Consignment Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in ss.9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors in respect of any instruments included in the Collateral is a governmental authority subject to the Federal Assignment of Claims Act.

     4. Continuous Perfection. Each Company's place of business or, if more than one, chief executive office is indicated on the Perfection Certificates delivered to the Agent herewith (the "Perfection Certificates"). No Company will change the same, or the name, identity or corporate structure of any Company in any manner, without providing at least thirty (30) days prior written notice to the Agent. The Collateral, to the extent not delivered to the Agent pursuant to ss.2.2 or the Cash Collateral Agreement, will be kept at those locations listed on the Perfection Certificates and no Company will remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Agent (or, to the extent that the giving of such prior written notice is impracticable, as soon as is practicable, but in any event not less than ten
(10) days prior written notice).

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     5. No Liens.  Except for the  security  interest  herein  granted and liens permitted by the Consignment Agreement, the Companies shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and each Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Agent or any of the Institutions. No Company shall pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent, for the benefit of the Institutions and the Agent, except for liens permitted by the Consignment Agreement or the Intercreditor Agreement.

     6. No Transfers. No Company will sell or offer to sell or otherwise transfer the Collateral or any interest therein except for, subject to the provisions of the Consignment Agreement, sales of assets to the extent permitted by the Consignment Agreement.

     7. Insurance.

          7.1. Maintenance of Insurance. Each Company will maintain with financially sound and responsible insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar businesses in similar geographic areas. Such insurance shall be in such minimum amounts that such Company will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all such insurance with respect to Specified Gold Jewelry shall be payable to the Agent for the benefit of the Institutions and the Agent as additional insured (with respect to liability insurance policies) or loss payee under a "standard" or "New York" loss payee clause (with respect to property insurance policies) as its interests may appear. Without limiting the foregoing, each Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar businesses in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Company; business interruption insurance; and product liability insurance.

          7.2. Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights,

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                                      -5-


     if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $50,000, be disbursed to the Companies for direct application by the Companies solely to the repair or replacement of the Companies' property so damaged or destroyed and (ii) in all other circumstances, be held by the Agent as cash collateral for the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Companies solely to the repair or replacement of the Companies' property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

          7.3. Notice of Cancellation, etc. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Agent. In the event of failure by any Company to provide and maintain insurance as herein provided, the Agent may, at its option, provide such insurance and charge the amount thereof to the Companies. The Companies shall, in accordance with the requirements of the Consignment Agreement, furnish the Institution with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

     8. Maintenance of Collateral; Compliance with Law. Each Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. Subject to the provisions of the Consignment Agreement, the Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. In accordance with the provisions of the Consignment Agreement, each Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement. Each Company has at all times operated, and each Company will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances except where the failure to so comply would not have a Materially Adverse Effect.

     9. Collateral Protection Expenses; Preservation of Collateral.

          9.1. Expenses Incurred by Agent. In its discretion, upon the occurrence and during the continuance of an Event of Default, the Agent may discharge taxes, Liens and other encumbrances at any time levied or placed on any of the Collateral (to the extent such taxes, Liens or encumbrances are required to be discharged by any Company under the Consignment

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                                      -6-


     Agreement), make repairs thereto and pay any necessary filing fees. The Companies jointly and severally agree to reimburse the Agent on demand for any and all expenditures so made. The Agent shall have no obligation to any Company to make any such expenditures, nor shall the making thereof relieve any Company of any default.

          9.2. Agent's Obligations and Duties. Anything herein to the contrary notwithstanding, each Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Company thereunder. Neither the Agent nor any Institution shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Institution of any payment relating to any of the Collateral, nor shall the Agent or any Institution be obligated in any manner to perform any of the obligations of any Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Institution in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Institution may be entitled at any time or times. The Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Agent deals with similar property for its own account.

     10. Settlements and Deposits. Whether or not any Obligations are due, upon the occurrence and during the continuance of a Default or an Event of Default, the Agent may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent or any Institution to the Company may at any time be applied to or set off against any of the Obligations.

     11. Notification to Account Debtors and Other Obligors. Subject to the terms of the Intercreditor Agreement, if a Default or an Event of Default shall have occurred and be continuing, each Company shall, at the request of the Agent, notify account debtors on accounts, chattel paper and general intangibles of such Company and obligors on instruments for which such Company is an obligee of the security interest of the Agent in any account, chattel paper, general intangible or instrument constituting Collateral and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as the Agent 's agent therefor, and the Agent may itself, if a Default or an Event of Default shall have occurred and be continuing, without notice to or demand upon any Company, so notify account

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debtors and obligors. Subject to the terms of the Intercreditor Agreement, after the making of such a request or the giving of any such notification, each Company shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by such Company as trustee for the Agent, for the benefit of the Institutions and the Agent, without commingling the same with other funds of any Company and shall turn the same over to the Agent in the identical form received, together with any necessary endorsements or assignments. Subject to the terms of the Intercreditor Agreement, the Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

     12. Further Assurances. Each Company, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Agent may reasonably require more completely to vest in and assure to the Agent and the Institutions their respective rights hereunder or in any of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, and (ii) obtaining any necessary or appropriate governmental and other third party consents and approvals.

     13. Power of Attorney.

          13.1. Appointment and Powers of Institutions. Each Company hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Company or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Company, without notice to or assent by such Company, to do the following:

               (a) upon the occurrence and during the continuance of a Default or an Event of Default, subject to the terms of the Intercreditor Agreement, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do at the Companies' joint and several expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest

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          therein, in order to effect the intent of this Agreement, all as fully
          and  effectively  as  such  Company  might  do,   including,   without
          limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

               (b) to file such financing statements with respect hereto, with or without such Company's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Company's name such financing statements and amendments thereto and continuation statements which may require such Company's signature.

          13.2. Ratification by Companies. To the extent permitted by law, each Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable so long as any Obligations shall remain outstanding and the Total Commitment shall not have been terminated.

          13.3. No Duty on Agent. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Institutions in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Company for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     14. Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing, the Agent may, without notice to or demand upon any Company, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Companies can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Subject to the terms of the Intercreditor Agreement, the Agent may in its discretion require each Company to assemble all or any part of the Collateral at such location or locations reasonably convenient to the parties within the state(s) of any Company's principal office(s) or at such other locations reasonably convenient to the parties as the Agent may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent shall give to the Companies at least five (5) Business Days prior written notice of the time and place of any public

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sale of  Collateral  or of the time after  which any  private  sale or any other intended  disposition is to be made. Each Company hereby  acknowledges that five
(5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Company waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following the occurrence and during the continuance of an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Companies, each Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

     15. No Waiver, etc. Each Company waives demand, notice (except as expressly provided herein or in the Consignment Agreement), protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in ss.9.2. The Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Required Institutions. No delay or omission on the part of the Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Agent deems expedient.

     16. Marshalling. Neither the Agent nor any Institution shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each

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                                      -10-


Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Company hereby irrevocably waives the benefits of all such laws.

     17. Proceeds of Dispositions; Expenses. Each Company shall pay to the Agent on demand any and all reasonable expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Agent in protecting, preserving or enforcing the Agent's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in the Consignment Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(l)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Companies, and the Companies shall remain jointly and severally liable for any deficiency in the payment of the Obligations.

     18. Overdue Amounts. Until paid, all amounts due and payable by any Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Consignment Agreement.

     19. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon such Company by registered or certified mail at such Company's Principal Office. Each Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     20.  Waiver of Jury Trial.  EACH OF THE AGENT AND EACH  COMPANY  WAIVES ITS
RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each Company (i) certifies that neither the Agent or any Institution nor any representative, agent or attorney of the Agent or any Institution has represented, expressly or otherwise, that the Agent or any Institution would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Consignment Agreement and the other Consignment Documents to which the Agent or any Institution is a party, the Agent and the Institutions are relying upon, among other things, the waivers and certifications contained in this ss.20.

     21. Concerning Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 official text of Revised Article 9 ("Revised
Article 9").

          21.1. Attachment. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral is all Specified Gold Jewelry, the Cash Collateral Account (as defined in the Cash Collateral Agreement), all sums from time to time in the Cash Collateral Account and all Time Deposits (as defined in the Cash Collateral Agreement), in each case whether or not within the scope of Revised Article 9.

          21.2. Perfection by Filing. The Agent may at any time and from time to time, pursuant to the provisions of ss.13, file financing statements, continuation statements and amendments thereto that describe the Collateral of each Company and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether any Company is an organization, the type of organization and any organization identification number issued to such Company. Each Company agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Agent on behalf of such Company, as provided in ss.13, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

          21.3. Other Perfection, etc. Each Company shall at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Agent may reasonably request for the Agent (a) to obtain an acknowledgement, in form and substance satisfactory to the Agent, of any bailee having possession of any of the

     Collateral that the bailee holds such Collateral for the Agent, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper that constitute
     Collateral (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. ss.ss. 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Agent, and (c) otherwise to insure the continued perfection and priority of the Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

          21.4. Other Provisions. In applying the law of any jurisdiction in which Revised Article 9 is in effect, the following references to sections in this Agreement to existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction indicated below:

     ---------------------------------------------------------------------------
     Agreement Section         Existing Article 9       Revised Article 9
     ---------------------------------------------------------------------------
     3                         ss. 9-109(3)             Rev.ss.9-102(a)(34)
     ---------------------------------------------------------------------------
     9.2                       ss. 9-207                Rev.ss.9-207
     ---------------------------------------------------------------------------
     17                        ss. 9-504(1)(c)          Rev.ss.ss.9-608(a)(1)(C)
                                                        and 9-615(a)(3)
     ---------------------------------------------------------------------------

          21.5. Savings Clause. Nothing contained in this ss.21 shall be construed to narrow the scope of the Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Agent or any Institution hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

     22. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Company and its respective successors and assigns, and shall inure to the benefit of the Agent, the Institutions and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Company acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as of the date first above written.

                                  FINLAY FINE JEWELRY
                                    CORPORATION


                                  By:  /s/ Bruce Zurlnick
                                      ----------------------------------
                                      Title:  Senior Vice President, Treasurer
                                                and Chief Financial Officer



                                  eFINLAY, INC.


                                  By:  /s/ Bruce Zurlnick
                                      ----------------------------------
                                      Title:  Senior Vice President, Treasurer
                                                and Chief Financial Officer


Accepted:

SOVEREIGN BANK (successor
to Fleet National Bank, f/k/a
BankBoston, N.A., f/k/a The First
National Bank of Boston,
successor to Rhode Island
Hospital Trust National Bank),
as Agent


By:  /s/ Patricia Malerba
   --------------------------
     Title: V.P.

                          CERTIFICATE OF ACKNOWLEDGMENT


COMMONWEALTH OR STATE OF NEW YORK     )
                                      )  ss.
COUNTY OF NEW YORK                    )

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 30th day of March, 2001, personally appeared Bruce E. Zurlnick to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Sr. V.P. Treasurer and CFO of Finlay Fine Jewelry Corporation and eFinlay, Inc., and that said instrument was signed and sealed on behalf of said corporations by authority of their Boards of Directors, and said Bruce E. Zurlinck acknowledged said instrument to be the free act and deed of said corporation.


                                        /s/ Bonni G. Davis
                                        ---------------------------------------
                                        Notary Public